Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE	CONTACT:	John E. Peck President and CEO (270) 885-1171

HOPFED BANCORP, INC. REPORTS SECOND QUARTER RESULTS

HOPKINSVILLE, Ky. (July 26, 2010) – HopFed Bancorp, Inc. (NASDAQ: HFBC), (the “Company”) today reported results for the three and six month periods ended June 30, 2010. For the three month period ended June 30, 2010, net income available to common shareholders was $1,814,000, or $0.46 per share (basic and diluted), compared to net income available to common shareholders of $1,606,000, or $0.45 per share (basic and diluted), for the three month period ended March 31, 2010, and net income available to common shareholders of $854,000, or $0.24 per share (basic and diluted), for the three month period ended June 30, 2009. For the six month period ended June 30, 2010, net income available to common shareholders was $3,420,000, or $0.91 per share (basic and diluted) as compared to net income available to common shareholders of $1,866,000, or $0.52 per share (basic and diluted) for the six month period ended June 30, 2009.

Commenting on the three and six month periods ended June 30, 2010, John E. Peck, President and Chief Executive Officer, said, “The Company continues to perform well despite challenging economic conditions. The Company’s profitability levels are improving as we are able to reduce our cost of funds while continuing to grow our deposit base. The Company’s credit quality remains solid and we have experienced improved non-interest income performance from core operations.”

Financial Highlights

•

On June 23, 2010, the Company successfully completed a public offering of 3.3 million shares of HopFed’s common stock at $9.00 per share, resulting in net proceeds of approximately $28.2 million. As a result, the Company’s Tier 1 Capital Ratio was 10.61% and our Total Risk Based Capital Ratio is 18.03% at June 30, 2010. On July 16, 2010, Howe Barnes, the sole underwriter of the offering, exercised a portion of their over-allotment option and purchased an additional 250,000 shares of the Company’s common stock with the Company receiving net proceeds of $2,137,500.

•

Upon completion of the public offering, the Company made a $10 million injection of capital into Heritage Bank, the Company’s wholly owned thrift subsidiary. At June 30, 2010, the bank had a Tier One Capital Ratio of 8.91% and a Total Risk Based Capital Ratio of 15.03%.

•

The Company’s provision for loan loss expense for the three and six month periods ended June 30, 2010, was $858,000 and $1,469,000, respectively, as compared to the provision for loan loss expense for the three and six month periods ending June 30, 2009, of $962,000 and $1,936,0000, respectively. The Company’s allowance for loan loss account equaled approximately 73.5% of the Company’s non-performing loans at June 30, 2010.

Asset Quality

At June 30, 2010, the Company’s non-performing loans totaled $11.7 million, or 1.83% of total loans, as compared to $11.2 million, or 1.72% of total loans at December 31, 2009. At June 30, 2010, non-performing assets totaled $14.1 million, or 1.28% of total assets, compared to $13.2 million, or 1.28% of total assets, at December 31, 2009. At June 30, 2010, the Company’s allowance for loan loss balance was $8.6 million, or 1.35% of total loans. For the six month period ended June 30, 2010, the Company’s net charge-offs totaled $1.7 million, an annualized rate of 0.54% of average loans. Management continues to identify and resolve problem loans within the Bank’s loan portfolio and has provided adequate reserves for all known and probable loan losses.

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HFBC Reports Second Quarter Results

July 26, 2010

Net Interest Income

For the six month period ended June 30, 2010, the Company’s net interest income was $15.2 million, compared to $13.0 million for the six month period ended June 30, 2009. For the three month period ended June 30, 2010, the Company’s net interest income was $7.9 million, compared to $6.6 million for the three month period ended June 30, 2009, and $7.3 million for the three month period ended March 31, 2010. Net interest income for the three and six month periods ended June 30, 2010, was positively influenced by the successful resolution of a problem lending relationship, resulting in the collection of $525,000 in non-accrual interest.

The improvement in net interest income was also influenced by lower levels of interest expense. For the three month period ended June 30, 2010, the Company’s interest expense declined by $120,000 as compared to the three month period ended March 31, 2010, and declined by $1.0 million as compared to the three month period ended June 30, 2009. The decline of interest expense occurred despite a $24.9 million increase in average interest bearing liabilities during the three month period ended June 30, 2010, as compared to the three month period ended March 31, 2010. For the three month period ended June 30, 2010, interest bearing liabilities increased by $64.4 million as compared to the three month period ended June 30, 2009. For the three month periods ended March 31, 2010 and June 30, 2010, the Company’s quarterly cost of deposits declined from 2.27% to 2.14%, respectively.

Non-interest Income

Non-interest income for the three month period ended June 30, 2010, was $2.5 million, compared to $2.7 million for the three month period ended June 30, 2009. The decline in non-interest income for the three month period ended June 30, 2010, compared to June 30, 2009, was largely the result of a reduction in gains on the sale of investments. For the three months ended June 30, 2010, March 31, 2010, and June 30, 2009, the Company earned $232,000, $494,000 and $809,000, respectively, on gains on the sale of securities. For the six month period ended June 30, 2010 and June 30, 2009, gains on the sale of securities totaled $726,000 and $1.5 million, respectively.

Non-interest Expense

As compared to the three month period ended June 30, 2009, non-interest expenses for the three month period ended June 30, 2010, declined by $194,000. For the six month periods ended June 30, 2010 and June 30, 2009, non-interest expenses increased by $230,000. For the six month periods ended June 30, 2010 and June 30, 2009, the increase in the Company’s non-interest expenses was largely the result of a $219,000 increase in salaries and benefits.

Balance Sheet

Total assets were $1.1 billion at June 30, 2010, an increase of $76.6 million from December 31, 2009. During the same period, the Company’s deposits grew by $50.2 million, while gross loans declined by approximately $14.8 million. The Company’s total borrowings from the Federal Home Loan Bank of Cincinnati declined to $88.6 million at June 30, 2010, from $102.5 million at December 31, 2009.

HopFed Bancorp, Inc. is the holding company for Heritage Bank headquartered in Hopkinsville, Kentucky. The Bank has eighteen offices in western Kentucky and middle Tennessee in addition to its subsidiaries, Fall & Fall Insurance of Fulton, Kentucky, Heritage Solutions of Murray, Kentucky, Hopkinsville, Kentucky, Kingston Springs, Tennessee and Pleasant View, Tennessee, and Heritage Mortgage Services of Clarksville, Tennessee. The Bank offers a broad line of banking and financial products and services with the personalized focus of a community banking organization. More information about HopFed Bancorp and Heritage Bank may be found on its website www.bankwithheritage.com.

Information contained in this press release, other than historical information, may be considered forward-looking in nature and is subject to various risk, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on the Company’s operating results, performance or financial condition are competition and the demand for the Company’s products and services, and other factors as set forth in filings with the Securities and Exchange Commission.

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

(Table amounts in thousands, except percentages and book value per share data)

	Selected Financial Indicators as of:
	June 30, 2010	December 31, 2009

Total assets	$1,106,431	$1,029,876
Loans receivable, gross	$636,428	$651,206
Securities available for sale	$368,868	$289,691
Required investment in FHLB stock, at cost	$4,377	$4,281
Allowance for loan loss	$8,571	$8,851
Total deposits	$844,345	$794,144
Total FHLB borrowings	$88,617	$102,465
Repurchase agreements	$41,061	$36,060
Stockholders’ equity	$113,806	$79,949
Book value per share, gross	$13.74	$17.12
Tangible book value per share	$13.60	$16.80
Allowance for loan loss / Gross loans	1.35%	1.36%
Non-performing assets / Total asset	1.28%	1.28%
Non-performing loans / Total loans	1.83%	1.72%
Aggregate Troubled Debt Restructurings - Performing	$10,472	$10,890
Year to date net charge off ratio	0.54%	0.23%
Tier 1 Capital - Bank	8.91%	8.05%
Tier 1 Capital - Consolidated	10.61%	8.38%
Total Risk Based Capital - Bank	15.03%	13.30%
Total Risk Based Capital - Consolidated	18.03%	13.75%
Year to date tax equivalent net yield on interest earning assets	3.26%	2.97%

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

(Dollars in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009

Interest and dividend income:
Loans receivable	$10,010	$9,712	$19,631	$19,340
Investment in securities, taxable	3,035	3,205	5,957	6,491
Nontaxable securities available for sale	611	390	1,174	662
Interest-earning deposits	—	—	—	8

Total interest and dividend income	13,656	13,307	26,762	26,501

Interest expense:
Deposits	4,501	5,334	9,092	10,800
Advances from Federal Home Loan Bank	826	1,039	1,682	2,076
Repurchase agreements	204	196	406	390
Subordinated debentures	181	176	364	278

Total interest expense	5,712	6,745	11,544	13,544

Net interest income	7,944	6,562	15,218	12,957
Provision for loan losses	858	962	1,469	1,936

Net interest income after provision for loan losses	7,086	5,600	13,749	11,021

Non-interest income:
Service charges	1,036	1,098	2,021	2,022
Merchant card income	179	157	339	297
Gain on sale of loans	103	51	187	120
Gain on sale of securities	232	809	726	1,467
Income from bank owned life insurance	89	74	178	147
Financial services commission	286	250	483	476
Gain on sale of other real estate owned	268	—	293	—
Other operating income	263	302	538	571

Total non-interest income	2,456	2,741	4,765	5,100

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

(Dollars in thousands, except share and per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009

Non-interest expenses:
Salaries and benefits	$3,207	$3,172	$6,437	$6,218
Occupancy expense	767	750	1,556	1,498
Data processing expense	707	639	1,396	1,270
State deposit tax	160	155	317	311
Intangible amortization expense	98	203	195	407
Professional services expense	345	223	597	535
Deposit insurance and examination expense	407	722	788	885
Advertising expense	271	320	512	643
Postage and communications expense	147	164	282	323
Supplies expense	99	91	192	171
Real estate owned expenses	87	61	182	85
Other operating expenses	292	281	519	397

Total non-interest expense	6,587	6,781	12,973	12,743

Income before income tax expense	2,955	1,560	5,541	3,378
Income tax expense	884	449	1,610	1,001

Net income	2,071	1,111	$3,931	$2,377

Less:
Dividend on preferred shares	229	229	$456	$456
Accretion dividend on preferred shares	28	28	$55	$55

Net income available to common stockholders	$1,814	$854	$3,420	$1,866

Net income available to common stockholders
Per share, basic	$0.46	$0.24	$0.91	$0.52

Per share, diluted	$0.46	$0.24	$0.91	$0.52

Dividend per share	$0.12	$0.12	$0.24	$0.24

Weighted average shares outstanding—basic	3,937,542	3,568,814	3,757,614	3,568,257

Weighted average shares outstanding—diluted	3,939,369	3,568,814	3,757,614	3,568,257

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

(Dollars in thousands)

	For the Three Months Ended		Change from Prior Quarter
	6/30/2010	3/31/2010
Interest and dividend income:
Loans receivable	$10,010	$9,621	$389
Investment in securities, taxable	3,030	2,922	108
Nontaxable securities available for sale	611	563	48
Interest-earning deposits	5	—	5

Total interest and dividend income	13,656	13,106	550

Interest expense:
Deposits	4,501	4,591	(90)
Advances from Federal Home Loan Bank	826	856	(30)
Repurchase agreements	204	202	2
Subordinated debentures	181	183	(2)

Total interest expense	5,712	5,832	(120)

Net interest income	7,944	7,274	670
Provision for loan losses	858	611	247

Net interest income after provision for loan losses	7,086	6,663	423

Non-interest income:
Service charges	1,036	985	51
Merchant card income	179	160	19
Gain on sale of loans	103	84	19
Gain on sale of securities	232	494	(262)
Income from bank owned life insurance	89	89	0
Gain on sale of real estate owned	268	25	243
Financial services commission	286	197	89
Other operating income	263	275	(12)

Total non-interest income	2,456	2,309	147

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

(Dollars in thousands, except share and per share data)

	For the Three Months Ended		Change from Prior Quarter
	6/30/2010	3/31/2010

Non-interest expenses:
Salaries and benefits	$3,207	$3,230	$(23)
Occupancy expense	767	789	(22)
Data processing expense	707	689	18
State deposit tax	160	157	3
Intangible amortization expense	98	97	1
Professional services expense	345	252	93
Deposit insurance and examination expense	407	381	26
Advertising expense	271	241	30
Postage and communications expense	147	135	12
Supplies expense	99	93	6
Expenses related to real estate owned	87	95	(8)
Other operating expenses	292	227	65

Total non-interest expense	6,587	6,386	201

Income before income tax expense	2,955	2,586	369
Income tax expense	884	726	158

Net income	2,071	1,860	211

Less:
Dividend on preferred shares	229	227	2
Accretion dividend on preferred shares	28	27	1

Net income available to common stockholders	$1,814	$1,606	208

Net income available to common stockholders
Per share, basic	$0.46	$0.45	$0.01

Per share, diluted	$0.46	$0.45	$0.01

Dividend per share	$0.12	$0.12

Weighted average shares outstanding—basic	3,937,542	3,578,073

Weighted average shares outstanding—diluted	3,939,369	3,578,073

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

The table below adjusts tax-free investment income for the six month periods ended June 30, 2010 and June 30, 2009, by $540,000 and $297,000, respectively; for a tax equivalent rate using a cost of funds rate of 2.62% for June 30, 2010, and 3.00% for June 30, 2009. The table adjusts tax-free loan income by $32,000 for June 30, 2010, and $27,000 for June 30, 2009, for a tax equivalent rate using the same cost of funds rate:

	Average Balance 6/30/2010	Income and Expense 6/30/2010	Average Rates 6/30/2010	Average Balance 6/30/2009	Income and Expense 6/30/2009	Average Rates 6/30/2009
	(Table Amounts in Thousands, Except Percentages)
Loans	$641,078	$19,663	6.13%	$622,881	$19,367	6.22%
Investments AFS taxable	263,182	5,957	4.53%	253,455	6,481	5.11%
Investment AFS tax free	59,064	1,714	5.80%	30,510	959	6.29%
Investment Held to maturity	—	—	—	434	10	4.61%
Federal funds	—	—	—	4,935	8	0.32%

Total interest earning assets	963,324	27,334	5.67%	912,215	26,825	5.88%

Other assets	97,329			79,132

Total assets	$1,060,653			$991,347

Interest bearing retail deposits	$672,748	$8,017	2.38%	$613,090	$9,511	3.10%
Brokered deposits	84,813	1,075	2.53%	67,506	1,289	3.82%
FHLB borrowings	96,219	1,682	3.50%	123,622	2,076	3.36%
Repurchase agreements	39,208	406	2.07%	31,389	390	2.48%
Subordinated debentures	10,310	364	7.06%	10,310	278	5.39%

Total interest bearing liabilities	903,298	11,544	2.56%	845,917	13,544	3.20%

Non-interest bearing deposits	67,657			60,377
Other liabilities	4,582			4,874

Stockholders’ equity	85,116			80,179

Total liabilities and stockholders’ equity	$1,060,653			$991,347

Net change in interest earning assets and interest bearing liabilities		$15,790	3.11%		$13,281	2.68%

Net yield on interest earning assets		3.28%			2.91%

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HFBC Reports Second Quarter Results

July 26, 2010

HOPFED BANCORP, INC.

Selected Financial Data

The table below adjusts tax-free investment income for the three month periods ended June 30, 2010 and June 30, 2009, by $281,000 and $175,000, respectively; for a tax equivalent rate using a cost of funds rate of 2.50% for June 30, 2010, and 3.00% for June 30, 2009. The table adjusts tax-free loan income by $14,000 for June 30, 2010, and $8,000 for June 30, 2009, for a tax equivalent rate using the same cost of funds rate:

	Average Balance 6/30/2010	Income and Expense 6/30/2010	Average Rates 6/30/2010	Average Balance 6/30/2009	Income and Expense 6/30/2009	Average Rates 6/30/2009
	(Table Amounts in Thousands, Except Percentages)
Loans	$639,548	$10,024	6.27%	$627,045	$9,720	6.20%
Investments AFS taxable	277,749	3,035	4.37%	256,961	3,200	4.98%
Investment AFS tax free	62,688	892	5.69%	35,625	565	6.35%
Investment Held to maturity	—	—	—	423	5	4.73%
Federal funds	—	—	—	25	0	0.00%

Total interest earning assets	979,985	13,951	5.69%	920,079	13,490	5.86%

Other assets	97,661			79,824

Total assets	$1,077,646			$999,903

Interest bearing retail deposits	$687,335	$3,982	2.32%	$617,712	$4,735	3.07%
Brokered deposits	84,376	519	2.46%	68,732	599	3.49%
FHLB borrowings	93,288	826	3.54%	123,168	1,039	3.37%
Repurchase agreements	40,345	204	2.02%	31,292	196	2.51%
Subordinated debentures	10,310	181	7.02%	10,310	176	6.83%

Total interest bearing liabilities	915,654	5,712	2.50%	851,214	6,745	3.17%

Non-interest bearing deposits	68,845			62,329
Other liabilities	6,061			5,168

Stockholders’ equity	87,086			81,192

Total liabilities and stockholders’ equity	$1,077,646			$999,903

Net change in interest earning assets and interest bearing liabilities		$8,239	3.19%		$6,745	2.69%

Net yield on interest earning assets		3.36%			2.93%

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